LEGG MASON PARTNERS VARIABLE INCOME TRUST

Supplement Dated August 24, 2007

to the Prospectuses dated April 30, 2007 for each of

Legg Mason Partners Variable Strategic Bond Portfolio—Class I and Class II Shares

Effective August 24, 2007, the following text supplements the currently effective Prospectus for each fund as indicated below:

Management—Portfolio Managers

The below listed fund will be managed by a team of portfolio managers, sector specialists and other investment professionals led by the below listed individuals. Each team is responsible for overseeing the day-to-day operation of the funds:

Legg Mason Partners Variable Strategic Bond Portfolio	S. Kenneth Leech, Stephen A. Walsh, Edward A. Moody, Mark S. Lindbloom, Carl. L. Eichstaedt, Detlev S. Schlichter, Keith J. Gardner and Michael C. Buchanan

Portfolio Manager Biographical Information

S. Kenneth Leech

Mr. Leech is a portfolio manager with Western Asset Management Company (“Western Asset”) and has been employed as portfolio manager for Western Asset for at least the past five years.

Stephen A. Walsh

Mr. Walsh is a portfolio manager with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years.

Edward A. Moody

Mr. Moody is a portfolio manager with Western Asset and has been employed as a portfolio manager for Western Asset for at least the past five years.

Mark S. Lindbloom

Mr. Lindbloom is a portfolio manager associated with Western Asset. Mr. Lindbloom joined Western Asset in 2006. Prior to this, Mr. Lindbloom was a Managing Director of Citigroup Asset Management and had been associated with its predecessor companies since 1986.

Detlev S. Schlichter

Mr. Schlichter is a portfolio manager with Western Asset Management Company Limited (Western Asset Limited ) and has been employed as a portfolio manager with WAM, Ltd for at least the past five years.

Carl L. Eichstaedt

Mr. Eichstaedt is a portfolio manager associated with Western Asset and has been employed as portfolio manager for Western Asset for at least the past five years.

Keith J. Gardner

Mr. Gardner is a portfolio manager/research analyst with Western Asset and has been employed as portfolio manager/research analyst for Western Asset for at least the past five years.

Michael C. Buchanan

Mr. Buchanan is a portfolio manager with Western Asset. Mr. Buchanan joined Western Asset in 2005. Prior to this, Mr. Buchanan was a Managing Director with Credit Suisse Asset Management, beginning in 2003. Mr. Buchanan also was Executive Vice President, Portfolio Manager with Janus Capital Management in 2003. Prior to that time, Mr. Buchanan was Managing Director, Portfolio Manager, Head of High Yield Trading with BlackRock Financial Management since 1998.

Investment Strategies—Emerging Market Countries

Any references to an emerging market country in the Prospectuses of the funds listed above shall mean any country, which at the time of investment, is represented in the JP Morgan EMBI Global Index, or categorized by the World Bank, in its annual categorization, as middle or low-income.

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